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                                                                   Exhibit 10.6d


                            LEASE MODIFICATION NO. 3

         THIS LEASE MODIFICATION NO. 3 ("Modification No. 3") is made this 31st day of January, 1995, by and between J.M.J. PARTNERSHIP ("Landlord") and THE AMERICAN GLASSMITH, INC., f/k/a THE NEW EDGEHILL CO., INC. ("Tenant").


                             BACKGROUND INFORMATION

         A. Landlord and Tenant are parties to a Lease and Corrective Amendment to Lease Agreement dated November 28, 1990, a Lease Modification No. 1 dated October 19, 1992 and a Lease Modification No. 2 dated June 8, 1993. The foregoing documents are collectively referred to as the "Lease."

         B. Landlord and Tenant desire to further modify and amend the Lease.


                            STATEMENT OF MODIFICATION

         1. The term of the Lease shall be extended and shall now expire March 31, 1996.

         2. Tenant shall have the right and option to renew the term of this Lease for an additional two (2) year term. Tenant shall exercise such option, if at all, by providing to Landlord not less than three hundred sixty-five (365) days' written notice prior to the expiration of the term.

         3. Section 2, Lease Modification No. 2, shall be deleted--which dealt with the previous agreed upon option--being replaced with the foregoing provision.

         4. Annual rental for the period through November 30, 1995, shall continue at the rate of One Hundred Sixty-Two Thousand Dollars ($162,000.00) payable in monthly installments of Thirteen Thousand Five Hundred Dollars ($13,500.00). Beginning December 1, 1995, annual rental shall be One Hundred Sixty-Eight Thousand Dollars ($168,000.00) payable in monthly installments of Fourteen Thousand Dollars ($14,000.00).

         In the event the two (2) year renewal option is exercised, during that period of time, annual rental shall be One Hundred Sixty-Eight Thousand Dollars ($168,000.00) payable in monthly installments of Fourteen Thousand Dollars ($14,000.00).

         5. Except as provided herein, all of the terms, provisions and conditions of the Lease, as amended, shall continue in full force and effect.


SIGNED AND ACKNOWLEDGED                      LANDLORD:
IN THE PRESENCE OF:
                                             J.M.J. PARTNERSHIP

/s/ Gerald H. Swedlow
-------------------------------
Gerald H. Swedlow
-------------------------------
[PRINT NAME]


/s/ Julia A. Jacoby
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Julia A. Jacoby                              By: /s/ Jeff Block
-------------------------------                  -------------------------------
[PRINT NAME]                                         Jeff D. Block, Partner


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                                            TENANT:

                                            THE AMERICAN GLASSMITH, INC.


/s/ Kevin I. Green
-------------------------------
Kevin I. Green
-------------------------------
[PRINT NAME]


/s/ Elizabeth A. Reed
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Elizabeth A. Reed                           By:  /s/ David A. Doran
-------------------------------                  -------------------------------
[PRINT NAME]
                                            Its: Assistant Secretary
                                                 -------------------------------

STATE OF MICHIGAN                   :
                                    : ss:
COUNTY OF WAYNE                     :

         The foregoing instrument was acknowledged before me this 8th day of February, 1995, by David A. Doran, the Assistant Secretary of American Glassmith, Inc., on behalf of the corporation.

                                            /s/ Kevin I. Green
                                            ------------------------------------
                                            Notary Public


STATE OF OHIO                       :
                                    : ss:
COUNTY OF FRANKLIN                  :

         The foregoing instrument was acknowledged before me this 31st day of January, 1995, by Jeff D. Block, Partner, on behalf of J.M.J. Partnership.

                                        /s/ Gerald H. Swedlow
                                        ------------------------------------
                                        Notary Public


                              CONSENT OF GUARANTOR

         The undersigned, Guarantor, of the Lease between J.M.J. Partnership (Landlord) and American Glassmith, Inc. (Tenant) does hereby consent to Lease Modification No. 3 and agrees that the terms, provisions and conditions contained herein are part of the Lease and said Guarantor is otherwise fully bound under the terms of its Guarantee.

                                        MASCOTECH, INC., a Delaware corporation, f/k/a MASCO INDUSTRIES, INC.



                                        By:/s/ Eugene A. Gargaro, Jr.
                                           -------------------------------------
                                        Its:Secretary
                                            ------------------------------------


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